Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	3Q'25 vs. 3Q'24		Sep 30, 2025	Sep 30, 2024	YTD'25 vs. YTD'24
EARNINGS
Net interest income	$4,720	$4,521	$4,464	$4,592	$4,609	$111	2.4%	$13,705	$13,419	$286	2.1%
Retailer share arrangements	(1,024)	(992)	(895)	(919)	(914)	(110)	12.0%	(2,911)	(2,488)	(423)	17.0%
Other income	127	118	149	128	119	8	6.7%	394	1,393	(999)	(71.7)%
Net revenue	3,823	3,647	3,718	3,801	3,814	9	0.2%	11,188	12,324	(1,136)	(9.2)%
Provision for credit losses	1,146	1,146	1,491	1,561	1,597	(451)	(28.2)%	3,783	5,172	(1,389)	(26.9)%
Other expense	1,248	1,245	1,243	1,267	1,189	59	5.0%	3,736	3,572	164	4.6%
Earnings before provision for income taxes	1,429	1,256	984	973	1,028	401	39.0%	3,669	3,580	89	2.5%
Provision for income taxes	352	289	227	199	239	113	47.3%	868	855	13	1.5%
Net earnings	$1,077	$967	$757	$774	$789	$288	36.5%	$2,801	$2,725	$76	2.8%
Net earnings available to common stockholders	$1,057	$946	$736	$753	$768	$289	37.6%	$2,739	$2,674	$65	2.4%

COMMON SHARE STATISTICS
Basic EPS	$2.89	$2.51	$1.91	$1.93	$1.96	$0.93	47.4%	$7.29	$6.71	$0.58	8.6%
Diluted EPS	$2.86	$2.50	$1.89	$1.91	$1.94	$0.92	47.4%	$7.22	$6.65	$0.57	8.6%
Dividend declared per share	$0.30	$0.30	$0.25	$0.25	$0.25	$0.05	20.0%	$0.60	$0.75	$(0.15)	(20.0)%
Common stock price	$71.05	$66.74	$52.94	$65.00	$49.88	$21.17	42.4%	$71.05	$49.88	$21.17	42.4%
Book value per share	$44.00	$42.30	$40.37	$39.55	$37.92	$6.08	16.0%	$44.00	$37.92	$6.08	16.0%
Tangible book value per share(1)	$37.93	$36.55	$34.79	$34.07	$32.68	$5.25	16.1%	$37.93	$32.68	$5.25	16.1%

Beginning common shares outstanding	371.9	380.5	388.3	389.2	395.1	(23.2)	(5.9)%	380.5	406.9	(26.4)	(6.5)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.3	0.2	2.0	0.6	0.7	(0.4)	(57.1)%	0.5	3.3	(2.8)	(84.8)%
Shares repurchased	(12.1)	(8.8)	(9.8)	(1.5)	(6.6)	(5.5)	83.3%	(20.9)	(21.0)	0.1	(0.5)%
Ending common shares outstanding	360.1	371.9	380.5	388.3	389.2	(29.1)	(7.5)%	360.1	389.2	(29.1)	(7.5)%

Weighted average common shares outstanding	365.9	376.2	385.2	389.3	392.3	(26.4)	(6.7)%	375.7	398.7	(23.0)	(5.8)%
Weighted average common shares outstanding (fully diluted)	369.9	379.1	389.4	394.8	396.5	(26.6)	(6.7)%	379.4	402.4	(23.0)	(5.7)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	3Q'25 vs. 3Q'24		Sep 30, 2025	Sep 30, 2024	YTD'25 vs. YTD'24
PERFORMANCE METRICS
Return on assets(1)	3.6%	3.2%	2.5%	2.6%	2.6%		1.0%	3.1%	3.0%		0.1%
Return on equity(2)	25.1%	23.1%	18.4%	18.9%	19.8%		5.3%	22.2%	23.8%		(1.6)%
Return on tangible common equity(3)	30.6%	28.3%	22.4%	23.0%	24.3%		6.3%	27.1%	29.1%		(2.0)%
Net interest margin(4)	15.62%	14.78%	14.74%	15.01%	15.04%		0.58%	15.05%	14.68%		0.37%
Net revenue as a % of average loan receivables, including held for sale	15.18%	14.74%	14.93%	14.76%	14.87%		0.31%	14.95%	16.22%		(1.27)%
Efficiency ratio(5)	32.6%	34.1%	33.4%	33.3%	31.2%		1.4%	33.4%	29.0%		4.4%
Other expense as a % of average loan receivables, including held for sale	4.96%	5.03%	4.99%	4.92%	4.64%		0.32%	4.99%	4.70%		0.29%
Effective income tax rate	24.6%	23.0%	23.1%	20.5%	23.2%		1.4%	23.7%	23.9%		(0.2)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.16%	5.70%	6.38%	6.45%	6.06%		(0.90)%	5.74%	6.26%		(0.52)%
30+ days past due as a % of period-end loan receivables(6)	4.39%	4.18%	4.52%	4.70%	4.78%		(0.39)%	4.39%	4.78%		(0.39)%
90+ days past due as a % of period-end loan receivables(6)	2.12%	2.06%	2.29%	2.40%	2.33%		(0.21)%	2.12%	2.33%		(0.21)%
Net charge-offs	$1,298	$1,411	$1,588	$1,661	$1,553	$(255)	(16.4)%	$4,297	$4,759	$(462)	(9.7)%
Loan receivables delinquent over 30 days(6)	$4,400	$4,173	$4,505	$4,925	$4,883	$(483)	(9.9)%	$4,400	$4,883	$(483)	(9.9)%
Loan receivables delinquent over 90 days(6)	$2,128	$2,059	$2,285	$2,512	$2,382	$(254)	(10.7)%	$2,128	$2,382	$(254)	(10.7)%

Allowance for credit losses (period-end)	$10,373	$10,564	$10,828	$10,929	$11,029	$(656)	(5.9)%	$10,373	$11,029	$(656)	(5.9)%
Allowance coverage ratio(7)	10.35%	10.59%	10.87%	10.44%	10.79%		(0.44)%	10.35%	10.79%		(0.44)%

BUSINESS METRICS
Purchase volume(8)	$46,005	$46,084	$40,720	$47,955	$44,985	$1,020	2.3%	$132,809	$134,218	$(1,409)	(1.0)%
Period-end loan receivables	$100,178	$99,776	$99,608	$104,721	$102,193	$(2,015)	(2.0)%	$100,178	$102,193	$(2,015)	(2.0)%
Credit cards	$92,550	$92,036	$91,909	$96,818	$94,008	$(1,458)	(1.6)%	$92,550	$94,008	$(1,458)	(1.6)%
Consumer installment loans	$5,584	$5,669	$5,736	$5,971	$6,125	$(541)	(8.8)%	$5,584	$6,125	$(541)	(8.8)%
Commercial credit products	$1,961	$1,980	$1,859	$1,826	$1,936	$25	1.3%	$1,961	$1,936	$25	1.3%
Other	$83	$91	$104	$106	$124	$(41)	(33.1)%	$83	$124	$(41)	(33.1)%
Average loan receivables, including held for sale	$99,885	$99,236	$101,021	$102,476	$102,009	$(2,124)	(2.1)%	$100,043	$101,484	$(1,441)	(1.4)%
Period-end active accounts (in thousands)(9)	68,585	68,186	67,787	71,532	69,965	(1,380)	(2.0)%	68,585	69,965	(1,380)	(2.0)%
Average active accounts (in thousands)(9)	68,318	68,050	69,315	70,299	70,424	(2,106)	(3.0)%	68,676	71,052	(2,376)	(3.3)%

LIQUIDITY
Liquid assets
Cash and equivalents	$16,245	$19,457	$21,629	$14,711	$17,934	$(1,689)	(9.4)%	$16,245	$17,934	$(1,689)	(9.4)%
Total liquid assets	$18,234	$21,796	$23,817	$17,159	$19,704	$(1,470)	(7.5)%	$18,234	$19,704	$(1,470)	(7.5)%
Undrawn credit facilities
Undrawn credit facilities	$2,125	$2,625	$2,625	$2,625	$2,700	$(575)	(21.3)%	$2,125	$2,700	$(575)	(21.3)%
Total liquid assets and undrawn credit facilities(10)	$20,359	$24,421	$26,442	$19,784	$22,404	$(2,045)	(9.1)%	$20,359	$22,404	$(2,045)	(9.1)%
Liquid assets % of total assets	15.59%	18.09%	19.52%	14.36%	16.53%		(0.94)%	15.59%	16.53%		(0.94)%
Liquid assets including undrawn credit facilities % of total assets	17.40%	20.27%	21.67%	16.56%	18.79%		(1.39)%	17.40%	18.79%		(1.39)%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	3Q'25 vs. 3Q'24		Sep 30, 2025	Sep 30, 2024	YTD'25 vs. YTD'24
Interest income:
Interest and fees on loans	$5,510	$5,328	$5,312	$5,480	$5,522	$(12)	(0.2)%	$16,150	$16,116	$34	0.2%
Interest on cash and debt securities	221	258	238	230	263	(42)	(16.0)%	717	819	(102)	(12.5)%
Total interest income	5,731	5,586	5,550	5,710	5,785	(54)	(0.9)%	16,867	16,935	(68)	(0.4)%

Interest expense:
Interest on deposits	812	855	882	917	968	(156)	(16.1)%	2,549	2,889	(340)	(11.8)%
Interest on borrowings of consolidated securitization entities	105	104	104	104	108	(3)	(2.8)%	313	323	(10)	(3.1)%
Interest on senior unsecured notes	94	106	100	97	100	(6)	(6.0)%	300	304	(4)	(1.3)%
Total interest expense	1,011	1,065	1,086	1,118	1,176	(165)	(14.0)%	3,162	3,516	(354)	(10.1)%

Net interest income	4,720	4,521	4,464	4,592	4,609	111	2.4%	13,705	13,419	286	2.1%

Retailer share arrangements	(1,024)	(992)	(895)	(919)	(914)	(110)	12.0%	(2,911)	(2,488)	(423)	17.0%
Provision for credit losses	1,146	1,146	1,491	1,561	1,597	(451)	(28.2)%	3,783	5,172	(1,389)	(26.9)%
Net interest income, after retailer share arrangements and provision for credit losses	2,550	2,383	2,078	2,112	2,098	452	21.5%	7,011	5,759	1,252	21.7%

Other income:
Interchange revenue	272	268	238	266	256	16	6.3%	778	760	18	2.4%
Protection product revenue	149	144	147	151	145	4	2.8%	440	411	29	7.1%
Loyalty programs	(368)	(360)	(311)	(371)	(346)	(22)	6.4%	(1,039)	(1,011)	(28)	2.8%
Other	74	66	75	82	64	10	15.6%	215	1,233	(1,018)	(82.6)%
Total other income	127	118	149	128	119	8	6.7%	394	1,393	(999)	(71.7)%

Other expense:
Employee costs	503	509	506	478	464	39	8.4%	1,518	1,394	124	8.9%
Professional fees	240	236	217	249	231	9	3.9%	693	687	6	0.9%
Marketing and business development	120	127	116	147	123	(3)	(2.4)%	363	377	(14)	(3.7)%
Information processing	226	215	219	207	203	23	11.3%	660	596	64	10.7%
Other	159	158	185	186	168	(9)	(5.4)%	502	518	(16)	(3.1)%
Total other expense	1,248	1,245	1,243	1,267	1,189	59	5.0%	3,736	3,572	164	4.6%

Earnings before provision for income taxes	1,429	1,256	984	973	1,028	401	39.0%	3,669	3,580	89	2.5%
Provision for income taxes	352	289	227	199	239	113	47.3%	868	855	13	1.5%
Net earnings	$1,077	$967	$757	$774	$789	$288	36.5%	$2,801	$2,725	$76	2.8%

Net earnings available to common stockholders	$1,057	$946	$736	$753	$768	$289	37.6%	$2,739	$2,674	$65	2.4%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025 vs. Sep 30, 2024
Assets
Cash and equivalents	$16,245	$19,457	$21,629	$14,711	$17,934	$(1,689)	(9.4)%
Debt securities	2,716	2,905	2,724	3,079	2,345	371	15.8%
Loan receivables:
Unsecuritized loans held for investment	79,207	78,566	79,186	83,382	81,005	(1,798)	(2.2)%
Restricted loans of consolidated securitization entities	20,971	21,210	20,422	21,339	21,188	(217)	(1.0)%
Total loan receivables	100,178	99,776	99,608	104,721	102,193	(2,015)	(2.0)%
Less: Allowance for credit losses	(10,373)	(10,564)	(10,828)	(10,929)	(11,029)	656	(5.9)%
Loan receivables, net	89,805	89,212	88,780	93,792	91,164	(1,359)	(1.5)%
Loan receivables held for sale	192	191	—	—	—	192	NM
Goodwill	1,274	1,274	1,274	1,274	1,274	—	—%
Intangible assets, net	909	862	847	854	765	144	18.8%
Other assets	5,843	6,604	6,772	5,753	5,747	96	1.7%
Total assets	$116,984	$120,505	$122,026	$119,463	$119,229	$(2,245)	(1.9)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$79,513	$81,857	$83,030	$81,664	$81,901	$(2,388)	(2.9)%
Non-interest-bearing deposit accounts	373	405	405	398	383	(10)	(2.6)%
Total deposits	79,886	82,262	83,435	82,062	82,284	(2,398)	(2.9)%
Borrowings:
Borrowings of consolidated securitization entities	7,666	8,340	8,591	7,842	8,015	(349)	(4.4)%
Senior and Subordinated unsecured notes	6,765	7,669	8,418	7,620	7,617	(852)	(11.2)%
Total borrowings	14,431	16,009	17,009	15,462	15,632	(1,201)	(7.7)%
Accrued expenses and other liabilities	5,602	5,282	5,001	5,359	5,333	269	5.0%
Total liabilities	99,919	103,553	105,445	102,883	103,249	(3,330)	(3.2)%
Equity:
Preferred stock	1,222	1,222	1,222	1,222	1,222	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,866	9,836	9,804	9,853	9,822	44	0.4%
Retained earnings	23,978	23,036	22,209	21,635	20,975	3,003	14.3%
Accumulated other comprehensive income (loss)	(46)	(45)	(53)	(59)	(50)	4	(8.0)%
Treasury stock	(17,956)	(17,098)	(16,602)	(16,072)	(15,990)	(1,966)	12.3%
Total equity	17,065	16,952	16,581	16,580	15,980	1,085	6.8%
Total liabilities and equity	$116,984	$120,505	$122,026	$119,463	$119,229	$(2,245)	(1.9)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2025			Jun 30, 2025			Mar 31, 2025			Dec 31, 2024			Sep 30, 2024
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,131	$187	4.33%	$20,699	$228	4.42%	$18,539	$203	4.44%	$16,131	$193	4.76%	$17,316	$235	5.40%
Securities available for sale	2,872	34	4.70%	2,774	30	4.34%	3,231	35	4.39%	3,111	37	4.73%	2,587	28	4.31%

Loan receivables, including held for sale:
Credit cards	92,176	5,255	22.62%	91,460	5,076	22.26%	93,241	5,055	21.99%	94,356	5,209	21.96%	93,785	5,236	22.21%
Consumer installment loans	5,618	208	14.69%	5,692	207	14.59%	5,833	211	14.67%	6,041	224	14.75%	6,107	238	15.50%
Commercial credit products	2,006	46	9.10%	1,981	43	8.71%	1,842	45	9.91%	1,953	45	9.17%	1,992	46	9.19%
Other	85	1	4.67%	103	2	7.79%	105	1	3.86%	126	2	6.31%	125	2	6.37%
Total loan receivables, including held for sale	99,885	5,510	21.89%	99,236	5,328	21.54%	101,021	5,312	21.33%	102,476	5,480	21.27%	102,009	5,522	21.54%
Total interest-earning assets	119,888	5,731	18.97%	122,709	5,586	18.26%	122,791	5,550	18.33%	121,718	5,710	18.66%	121,912	5,785	18.88%

Non-interest-earning assets:
Cash and due from banks	892			868			868			872			847
Allowance for credit losses	(10,536)			(10,797)			(10,936)			(11,014)			(10,994)
Other assets	7,913			7,661			7,770			7,678			7,624
Total non-interest-earning assets	(1,731)			(2,268)			(2,298)			(2,464)			(2,523)

Total assets	$118,157			$120,441			$120,493			$119,254			$119,389

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$80,442	$812	4.00%	$82,014	$855	4.18%	$82,370	$882	4.34%	$81,635	$917	4.47%	$82,100	$968	4.69%
Borrowings of consolidated securitization entities	7,768	105	5.36%	7,926	104	5.26%	8,191	104	5.15%	7,868	104	5.26%	7,817	108	5.50%
Senior and Subordinated unsecured notes	7,209	94	5.17%	8,269	106	5.14%	7,850	100	5.17%	7,618	97	5.07%	7,968	100	4.99%

Total interest-bearing liabilities	95,419	1,011	4.20%	98,209	1,065	4.35%	98,411	1,086	4.48%	97,121	1,118	4.58%	97,885	1,176	4.78%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	410			412			418			379			387
Other liabilities	5,287			5,065			4,969			5,444			5,302
Total non-interest-bearing liabilities	5,697			5,477			5,387			5,823			5,689

Total liabilities	101,116			103,686			103,798			102,944			103,574

Equity
Total equity	17,041			16,755			16,695			16,310			15,815

Total liabilities and equity	$118,157			$120,441			$120,493			$119,254			$119,389
Net interest income		$4,720			$4,521			$4,464			$4,592			$4,609

Interest rate spread(2)			14.76%			13.91%			13.86%			14.08%			14.10%
Net interest margin(3)			15.62%			14.78%			14.74%			15.01%			15.04%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2025			Nine Months Ended Sep 30, 2024
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$18,785	$618	4.40%	$17,685	$720	5.44%
Securities available for sale	2,958	99	4.47%	2,915	99	4.54%

Loan receivables, including held for sale:
Credit cards	92,287	15,386	22.29%	93,757	15,345	21.86%
Consumer installment loans	5,714	626	14.65%	5,644	630	14.91%
Commercial credit products	1,944	134	9.22%	1,957	134	9.15%
Other	98	4	5.46%	126	7	7.42%
Total loan receivables, including held for sale	100,043	16,150	21.58%	101,484	16,116	21.21%
Total interest-earning assets	121,786	16,867	18.52%	122,084	16,935	18.53%

Non-interest-earning assets:
Cash and due from banks	876			892
Allowance for credit losses	(10,755)			(10,850)
Other assets	7,782			7,303
Total non-interest-earning assets	(2,097)			(2,655)

Total assets	$119,689			$119,429

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$81,601	$2,549	4.18%	$82,481	$2,889	4.68%
Borrowings of consolidated securitization entities	7,960	313	5.26%	7,686	323	5.61%

Senior and subordinated unsecured notes	7,774	300	5.16%	8,238	304	4.93%

Total interest-bearing liabilities	97,335	3,162	4.34%	98,405	3,516	4.77%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	413			391
Other liabilities	5,109			5,315
Total non-interest-bearing liabilities	5,522			5,706

Total liabilities	102,857			104,111

Equity
Total equity	16,832			15,318

Total liabilities and equity	$119,689			$119,429
Net interest income		$13,705			$13,419

Interest rate spread(2)			14.17%			13.76%
Net interest margin(3)			15.05%			14.68%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Sep 30, 2025 vs. Sep 30, 2024
BALANCE SHEET STATISTICS
Total common equity	$15,843	$15,730	$15,359	$15,358	$14,758	$1,085	7.4%
Total common equity as a % of total assets	13.54%	13.05%	12.59%	12.86%	12.38%		1.16%

Tangible assets	$114,801	$118,369	$119,905	$117,335	$117,190	$(2,389)	(2.0)%
Tangible common equity(1)	$13,660	$13,594	$13,238	$13,230	$12,719	$941	7.4%
Tangible common equity as a % of tangible assets(1)	11.90%	11.48%	11.04%	11.28%	10.85%		1.05%
Tangible book value per share(2)	$37.93	$36.55	$34.79	$34.07	$32.68	$5.25	16.1%

REGULATORY CAPITAL RATIOS(3)(4)
	Basel III - CECL Transition
Total risk-based capital ratio(5)	17.0%	16.9%	16.5%	16.5%	16.4%
Tier 1 risk-based capital ratio(6)	14.9%	14.8%	14.4%	14.5%	14.3%
Tier 1 leverage ratio(7)	13.0%	12.7%	12.4%	12.9%	12.5%
Common equity Tier 1 capital ratio	13.7%	13.6%	13.2%	13.3%	13.1%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at September 30, 2025 are preliminary and therefore subject to change.
(4) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	3Q'25 vs. 3Q'24		Sep 30 , 2025	Sep 30, 2024	YTD '25 vs. YTD '24
HOME & AUTO(1)
Purchase volume(2)	$11,061	$11,459	$9,446	$10,553	$11,215	$(154)	(1.4)%	$31,966	$33,956	$(1,990)	(5.9)%
Period-end loan receivables	$30,295	$30,374	$30,254	$31,816	$32,321	$(2,026)	(6.3)%	$30,295	$32,321	$(2,026)	(6.3)%
Average loan receivables, including held for sale	$30,260	$30,137	$30,810	$31,903	$32,403	$(2,143)	(6.6)%	$30,400	$32,151	$(1,751)	(5.4)%
Average active accounts (in thousands)(3)	17,749	17,831	17,894	18,537	19,030	(1,281)	(6.7)%	17,831	19,002	(1,171)	(6.2)%

Interest and fees on loans	$1,443	$1,395	$1,402	$1,476	$1,479	$(36)	(2.4)%	$4,240	$4,260	$(20)	(0.5)%
Other income	$54	$52	$56	$62	$55	$(1)	(1.8)%	$162	$124	$38	30.6%

DIGITAL
Purchase volume(2)	$14,044	$13,647	$12,479	$15,317	$13,352	$692	5.2%	$40,170	$39,383	$787	2.0%
Period-end loan receivables	$28,179	$27,786	$27,765	$29,347	$27,771	$408	1.5%	$28,179	$27,771	$408	1.5%
Average loan receivables, including held for sale	$27,880	$27,571	$28,216	$28,158	$27,704	$176	0.6%	$27,888	$27,776	$112	0.4%
Average active accounts (in thousands)(3)	20,680	20,368	20,711	20,810	20,787	(107)	(0.5)%	20,627	21,033	(406)	(1.9)%

Interest and fees on loans	$1,631	$1,576	$1,544	$1,582	$1,593	$38	2.4%	$4,751	$4,704	$47	1.0%
Other income	$(2)	$—	$9	$(6)	$4	$(6)	(150.0)%	$7	$10	$(3)	(30.0)%

DIVERSIFIED & VALUE
Purchase volume(2)	$15,417	$15,393	$13,732	$16,711	$14,992	$425	2.8%	$44,542	$44,348	$194	0.4%
Period-end loan receivables	$19,500	$19,510	$19,436	$20,867	$19,466	$34	0.2%	$19,500	$19,466	$34	0.2%
Average loan receivables, including held for sale	$19,440	$19,338	$19,670	$19,793	$19,413	$27	0.1%	$19,482	$19,455	$27	0.1%
Average active accounts (in thousands)(3)	19,470	19,471	20,114	20,253	19,960	(490)	(2.5)%	19,735	20,448	(713)	(3.5)%

Interest and fees on loans	$1,192	$1,159	$1,178	$1,206	$1,209	$(17)	(1.4)%	$3,529	$3,588	$(59)	(1.6)%
Other income	$(3)	$(3)	$—	$(9)	$(11)	$8	(72.7)%	$(6)	$(50)	$44	(88.0)%

HEALTH & WELLNESS
Purchase volume(2)	$3,976	$4,007	$3,774	$3,742	$3,867	$109	2.8%	$11,757	$11,936	$(179)	(1.5)%
Period-end loan receivables	$15,447	$15,309	$15,193	$15,436	$15,439	$8	0.1%	$15,447	$15,439	$8	0.1%
Average loan receivables, including held for sale	$15,347	$15,215	$15,280	$15,448	$15,311	$36	0.2%	$15,281	$15,041	$240	1.6%
Average active accounts (in thousands)(3)	7,730	7,697	7,776	7,836	7,801	(71)	(0.9)%	7,743	7,713	30	0.4%

Interest and fees on loans	$967	$923	$914	$935	$956	$11	1.2%	$2,804	$2,736	$68	2.5%
Other income	$73	$66	$75	$72	$68	$5	7.4%	$214	$182	$32	17.6%

LIFESTYLE
Purchase volume(2)	$1,371	$1,432	$1,168	$1,480	$1,411	$(40)	(2.8)%	$3,971	$4,180	$(209)	(5.0)%
Period-end loan receivables	$6,644	$6,673	$6,636	$6,914	$6,831	$(187)	(2.7)%	$6,644	$6,831	$(187)	(2.7)%
Average loan receivables, including held for sale	$6,652	$6,646	$6,716	$6,818	$6,823	$(171)	(2.5)%	$6,671	$6,726	$(55)	(0.8)%
Average active accounts (in thousands)(3)	2,543	2,531	2,651	2,688	2,677	(134)	(5.0)%	2,583	2,668	(85)	(3.2)%

Interest and fees on loans	$264	$261	$261	$268	$270	$(6)	(2.2)%	$786	$783	$3	0.4%
Other income	$11	$9	$10	$7	$9	$2	22.2%	$30	$23	$7	30.4%

CORP, OTHER(1)(5)
Purchase volume(2)	$136	$146	$121	$152	$148	$(12)	(8.1)%	$403	$415	$(12)	(2.9)%
Period-end loan receivables(4)	$113	$124	$324	$341	$365	$(252)	(69.0)%	$113	$365	$(252)	(69.0)%
Average loan receivables, including held for sale	$306	$329	$329	$356	$355	$(49)	(13.8)%	$321	$335	$(14)	(4.2)%
Average active accounts (in thousands)(3)	146	152	169	175	169	(23)	(13.6)%	157	188	(31)	(16.5)%

Interest and fees on loans	$13	$14	$13	$13	$15	$(2)	(13.3)%	$40	$45	$(5)	(11.1)%
Other income	$(6)	$(6)	$(1)	$2	$(6)	$—	—%	$(13)	$1,104	$(1,117)	(101.2)%

TOTAL SYF(5)
Purchase volume(2)	$46,005	$46,084	$40,720	$47,955	$44,985	$1,020	2.3%	$132,809	$134,218	$(1,409)	(1.0)%
Period-end loan receivables	$100,178	$99,776	$99,608	$104,721	$102,193	$(2,015)	(2.0)%	$100,178	$102,193	$(2,015)	(2.0)%
Average loan receivables, including held for sale	$99,885	$99,236	$101,021	$102,476	$102,009	$(2,124)	(2.1)%	$100,043	$101,484	$(1,441)	(1.4)%
Average active accounts (in thousands)(3)	68,318	68,050	69,315	70,299	70,424	(2,106)	(3.0)%	68,676	71,052	(2,376)	(3.3)%

Interest and fees on loans	$5,510	$5,328	$5,312	$5,480	$5,522	$(12)	(0.2)%	$16,150	$16,116	$34	0.2%
Other income	$127	$118	$149	$128	$119	$8	6.7%	$394	$1,393	$(999)	(71.7)%

(1) In June 2025, we entered into an agreement to sell $0.2 billion of loan receivables associated with a Home & Auto program agreement. In connection with this agreement, revenue activities for the portfolio were no longer managed within our Home & Auto sales platform, and the portfolio was sold in October 2025. All metrics for the portfolio previously reported within our Home & Auto sales platform are now reported within Corp, Other. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.
(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Reflects the reclassification of $0.2 billion to loan receivables held for sale in 2Q 2025.
(5) Includes activity and balances associated with loan receivable held for sale, except for Period-end receivables.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$17,065	$16,952	$16,581	$16,580	$15,980
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,274)	(1,274)	(1,274)	(1,274)	(1,274)
Less: Intangible assets, net	(909)	(862)	(847)	(854)	(765)
Tangible common equity	$13,660	$13,594	$13,238	$13,230	$12,719
Add: CECL transition amount	—	—	—	573	573

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	250	209	208	214	209
Common equity Tier 1	$13,910	$13,803	$13,446	$14,017	$13,501
Preferred stock	1,222	1,222	1,222	1,222	1,222
Tier 1 capital	$15,132	$15,025	$14,668	$15,239	$14,723

Add: Subordinated debt	742	742	742	741	741
Add: Allowance for credit losses includible in risk-based capital	1,384	1,386	1,388	1,427	1,400
Total Risk-based capital	$17,258	$17,153	$16,798	$17,407	$16,864

ASSET MEASURES(2)
Total average assets	$118,157	$120,441	$120,493	$119,254	$119,389
Adjustments for:
Add: CECL transition amount	—	—	—	573	573
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,917)	(1,913)	(1,895)	(1,904)	(1,808)
Total assets for leverage purposes	$116,240	$118,528	$118,598	$117,923	$118,154

Risk-weighted assets	$101,724	$101,716	$101,625	$105,417	$103,103

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$15,132	$15,025	$14,668	$15,239	$14,723
Less: CECL transition adjustment	—	—	—	(573)	(573)
Tier 1 capital (CECL fully phased-in)	$15,132	$15,025	$14,668	$14,666	$14,150
Add: Allowance for credit losses	10,373	10,564	10,828	10,929	11,029
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$25,505	$25,589	$25,496	$25,595	$25,179

Risk-weighted assets	$101,724	$101,716	$101,625	$105,417	$103,103
Less: CECL transition adjustment	—	—	—	(290)	(290)
Risk-weighted assets (CECL fully phased-in)	$101,724	$101,716	$101,625	$105,127	$102,813

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$44.00	$42.30	$40.37	$39.55	$37.92
Less: Goodwill	(3.55)	(3.43)	(3.35)	(3.28)	(3.27)
Less: Intangible assets, net	(2.52)	(2.32)	(2.23)	(2.20)	(1.97)
Tangible book value per share	$37.93	$36.55	$34.79	$34.07	$32.68

(1) Regulatory measures at September 30, 2025 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.